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23.2 Independent Auditors' Consent

                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Piedmont Natural Gas Company, Inc., on Form S-8 of our report dated December 20, 1996, appearing in the Annual Report on Form 10-K of Piedmont Natural Gas Company, Inc., for the year ended October 31, 1996, which is part of the Registration Statement.


DELOITTE & TOUCHE LLP

Charlotte, North Carolina
August 27, 1997